Accounts Receivable, Net - Summary of Accounts Receivable, Net (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)	Dec. 31, 2023 CNY (¥)	Dec. 31, 2022 CNY (¥)
Accounts Receivable, after Allowance for Credit Loss, Current [Abstract]
Accounts receivable	¥ 222,929	$ 31,879	¥ 161,520
Allowance for doubtful accounts	(111,259)	(15,910)	(103,340)	¥ (131,826)	¥ (115,380)
Total	¥ 111,670	$ 15,969	¥ 58,180